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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                   FORM 8-K/A
                                 CURRENT REPORT




     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

      Date of Report (date of earliest event reported): SEPTEMBER 30, 1998




                         PACIFICARE HEALTH SYSTEMS, INC.
             (Exact name of registrant as specified in its charter)




           DELAWARE                   000-21949                 95-4591529
(State or other jurisdiction of      (Commission              (IRS Employer
incorporation or organization)       File Number)         Identification Number)




               3120 LAKE CENTER DRIVE, SANTA ANA, CALIFORNIA 92704 (Address of principal executive offices, including zip code)




      (Registrant's telephone number, including area code): (714) 825-5200

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ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS.

        On September 30, 1998, PacifiCare Health Systems, Inc. (the "Company" or "PacifiCare") sold all of the issued and outstanding stock of its wholly owned subsidiary, PacifiCare of Utah, Inc. (the "Utah HMO"), to Elan Health Partners, LLC, a Utah limited liability company (the "buyer"). The buyer will operate the Utah HMO as Altius Health Plans. The sale of the Utah HMO was effected by the Stock Purchase Agreement, dated July 6, 1998, and amended as of September 30, 1998, by and between PacifiCare Health Plan Administrators, Inc., a wholly owned subsidiary of the Company, and the buyer. Under the terms of the Stock Purchase Agreement, PacifiCare guaranteed the buyer that the Utah HMO would have a minimum net equity of $10 million, based on the audited values of the Utah HMO's assets and liabilities as of September 30, 1998. As of September 30, 1998, the Utah HMO served approximately 102,000 commercial, 11,200 Medicare and 7,800 Medicaid members.

        On September 30, 1998, both the buyer and PacifiCare extended subordinated loans totaling $1.2 million to the Utah HMO to increase its statutory net equity. The loans are subordinated to the Utah HMO's trade creditors and subscribers. The $700,000 PacifiCare loan is senior to the buyer's $500,000 loan. PacifiCare's loan is repayable after January 1, 1999 from the Utah HMO's excess surplus. PacifiCare received no consideration at the time of the sale, but is entitled to receive a cash payment if the Utah HMO's audited net equity as of September 30, 1998 exceeds $10 million.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

        (a) Financial Statements of Business Acquired.

            Not applicable.

        (b) Pro Forma Financial Information.

            The following Unaudited Pro Forma Condensed Consolidated Statements of Operations for the year ended December 31, 1997 and the nine months ended September 30, 1998 present results for PacifiCare as if the disposition occurred on January 1, 1997 and 1998, respectively. The accompanying Unaudited Pro Forma Condensed Consolidated Balance Sheet for PacifiCare as of September 30, 1998 gives effect to the disposition as if it occurred on September 30, 1998.

            The Unaudited Pro Forma Condensed Consolidated Financial Statements are provided for information purposes only and do not purport to present the financial position or results of operations of PacifiCare had the disposition occurred on the dates specified, nor are they necessarily indicative of the results of operations that may be expected in the future.


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

                         PACIFICARE HEALTH SYSTEMS, INC.

       UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
                      FOR THE YEAR ENDED DECEMBER 31, 1997
                      (In thousands except per share data)

                                                                                         Plus
                                                 PacifiCare,          Less             Pro Forma          PacifiCare,
                                                 as Reported        Utah HMO           Adjustments        as Adjusted
                                                --------------     -----------        --------------      -----------
                                                                        (1)                  (2)
Total operating revenue                          $ 8,982,680       $   223,641          $        --       $ 8,759,039

Expenses:
    Health care services                           7,658,879           247,810                   --         7,411,069
    Marketing, general and
       administrative expenses                     1,055,080            32,610                5,097         1,027,567
    Amortization of goodwill and
       intangible assets                              70,219             1,415                   --            68,804
    Impairment, disposition, restructuring
       and other charges                             154,507            66,118                   --            88,389

                                                 -----------       -----------          -----------       -----------
Operating income (loss)                               43,995          (124,312)              (5,097)          163,210
Interest income                                       80,665             2,353                   --            78,312
Interest expense                                     (64,536)               --                   --           (64,536)
                                                 -----------       -----------          -----------       -----------
Income (loss) before income taxes                     60,124          (121,959)              (5,097)          176,986
Provision for income taxes                            81,825           (23,363)(3)           (2,049)          103,139
                                                 -----------       -----------          -----------       -----------
Net income (loss)                                $   (21,701)      $   (98,596)         $    (3,048)      $    73,847
                                                 ===========       ===========          ===========       ===========
Preferred dividends                                   (8,792)               --                   --            (8,792)
                                                 -----------       -----------          -----------       -----------
Net income (loss) available to common
    shareholders                                 $   (30,493)      $   (98,596)         $    (3,048)      $    65,055
                                                 ===========       ===========          ===========       ===========
Basic weighted average shares outstanding             40,523                                                   40,523
                                                 ===========                                              ===========
Basic earnings per share                         $     (0.75)                                             $      1.61
                                                 ===========                                              ===========
Diluted weighted average shares outstanding           40,523                                                   40,523
                                                 ===========                                              ===========
Diluted earnings per share                       $     (0.75)                                             $      1.61
                                                 ===========                                              ===========

 See Notes to Unaudited Pro Forma Condensed Consolidated Financial Statements.


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

                         PACIFICARE HEALTH SYSTEMS, INC.

       UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
                  FOR THE NINE MONTHS ENDED SEPTEMBER 30, 1998
                      (In thousands except per share data)

                                                                                          Plus
                                                 PacifiCare,          Less              Pro Forma        PacifiCare,
                                                 as Reported         Utah HMO          Adjustments       as Adjusted
                                                --------------     ------------       --------------    --------------
                                                                       (1)                  (2)
Total operating revenue                          $ 7,179,106       $   153,524          $        --       $ 7,025,582

Expenses:
    Health care services                           6,032,883           150,925                   --         5,881,958
    Marketing, general and
       administrative expenses                       826,212            24,325                2,688           804,575
    Amortization of goodwill and
       intangible assets                              57,444                --                   --            57,444
    Disposition charges                               15,644            12,932                   --             2,712
    Office of Personnel Management charge              3,776                --                   --             3,776
                                                 -----------       -----------          -----------       -----------
Operating income (loss)                              243,147           (34,658)              (2,688)          275,117
Net investment income                                 78,347             3,097                   --            75,250
Interest expense                                     (48,259)               --                   --           (48,259)
                                                 -----------       -----------          -----------       -----------
Income (loss) before income taxes                    273,235           (31,561)              (2,688)          302,108
Provision for income taxes                           129,787           (12,688)(3)           (1,081)          141,394
                                                 -----------       -----------          -----------       -----------
Net income (loss)                                $   143,448       $   (18,873)         $    (1,607)      $   160,714
                                                 ===========       ===========          ===========       ===========
Preferred dividends                                   (5,258)               --                   --            (5,258)
                                                 -----------       -----------          -----------       -----------
Net income (loss) available to common
    shareholders                                 $   138,190       $   (18,873)         $    (1,607)      $   155,456
                                                 ===========       ===========          ===========       ===========

Basic weighted average shares outstanding             43,176                                                   43,176
                                                 ===========                                              ===========
Basic earnings per share                         $      3.20                                              $      3.60
                                                 ===========                                              ===========
Diluted weighted average shares outstanding           46,019                                                   46,019
                                                 ===========                                              ===========
Diluted earnings per share                       $      3.12                                              $      3.49
                                                 ===========                                              ===========

        See Notes to Unaudited Pro Forma Condensed Financial Statements.

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                         PACIFICARE HEALTH SYSTEMS, INC.

            UNAUDITED PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET
                               SEPTEMBER 30, 1998
                                 (In thousands)

                                                   PacifiCare,                           Plus
                                                 before Utah HMO        Less           Pro Forma         PacifiCare,
                                                   Disposition        Utah HMO        Adjustments        as Reported
                                                 --------------      -----------      -----------        -----------
                                                       (4)               (1)              (5)                (4)
ASSETS
Current assets:
    Cash and equivalents                           $   183,768       $         1       $    (2,263)      $   181,504
    Marketable securities                              994,397                --                --           994,397
    Receivables, net                                   288,811             6,082               700           283,429
    Prepaid expenses and other current assets           19,091                --                --            19,091
    Deferred income taxes                               96,892                --                --            96,892
                                                   -----------       -----------       -----------       -----------
       Total current assets                          1,582,959             6,083            (1,563)        1,575,313
                                                   -----------       -----------       -----------       -----------

Property, plant and equipment, net                     195,141             1,560                --           193,581
Marketable securities - restricted                     153,982                --                --           153,982
Goodwill and intangible assets, net                  2,401,769                --                --         2,401,769
Other assets                                            26,532             3,462                --            23,070
                                                   -----------       -----------       -----------       -----------
                                                   $ 4,360,383       $    11,105       $    (1,563)      $ 4,347,715
                                                   ===========       ===========       ===========       ===========

LIABILITIES AND SHAREHOLDERS' EQUITY
Current liabilities:
    Medical claims and benefits payable            $   662,591       $       691       $        --       $   661,900
    Accounts payable and accrued liabilities           564,163             1,977                --           562,186
    Unearned premium revenue                            36,931                --                --            36,931
    Long-term debt due within one year                     149                --                --               149
                                                   -----------       -----------       -----------       -----------
       Total current liabilities                     1,263,834             2,668                --         1,261,166
                                                   -----------       -----------       -----------       -----------

Long-term debt due after one year                      751,121                --                --           751,121
Deferred income taxes                                  102,756                --                --           102,756
Other liabilities                                       49,455                --                --            49,455
Minority interest                                          355                --                --               355
Shareholders' equity:
    Common shares                                          463                --                --               463
    Additional paid-in capital                       1,618,227                --                --         1,618,227
    Accumulated other comprehensive income              17,496                --                --            17,496
    Retained earnings                                  600,630             8,437            (1,563)          590,630
    Treasury shares                                    (43,954)               --                --           (43,954)
                                                   -----------       -----------       -----------       -----------
       Total shareholders' equity                    2,192,862             8,437            (1,563)        2,182,862
                                                   -----------       -----------       -----------       -----------
                                                   $ 4,360,383       $    11,105       $    (1,563)      $ 4,347,715
                                                   ===========       ===========       ===========       ===========

 See Notes to Unaudited Pro Forma Condensed Consolidated Financial Statements.

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

                         PACIFICARE HEALTH SYSTEMS, INC.

               NOTES TO UNAUDITED PRO FORMA CONDENSED CONSOLIDATED
                              FINANCIAL STATEMENTS

(1) Utah HMO disposition - Pro forma adjustments to remove the historical operating results of the Utah HMO and the assets acquired and liabilities assumed by the buyer. During the year ended December 31, 1997, PacifiCare recognized charges for the impairment of goodwill and restructuring associated with its Utah operations totaling $63 million ($1.57 diluted loss per share) and $3 million ($2 million or $.05 diluted loss per share, net of tax), respectively.

(2) Corporate allocations - Pro forma adjustments to reflect an increase in marketing, general and administrative expenses for corporate allocations included in the Utah HMO results of operations that are expected to remain after the disposition, and the related income tax effects at the statutory tax rate of 40.2 percent.

(3) Income taxes - Pro forma adjustments to reflect the tax effects of the disposition and related non-deductible goodwill amortization at the statutory rates in effect during the year ended December 31, 1997 and the nine months ended September 30, 1998 (dollars in thousands).

                                                 Year Ended        Nine Months Ended
                                              December 31, 1997   September 30, 1998
                                              -----------------   ------------------
        Utah HMO loss before income taxes         $(121,959)         $ (31,561)
        Non-deductible goodwill amortization         63,842                 --
                                                  ---------          ---------
                                                    (58,117)           (31,561)
        Statutory tax rate                             40.2%              40.2%
                                                  ---------          ---------
        Pro forma income tax adjustment           $ (23,363)         $ (12,688)
                                                  =========          =========

(4) Balance sheet presentation - The column entitled `PacifiCare, before Utah HMO Disposition' on the Unaudited Pro Forma Condensed Consolidated Balance Sheet reflects PacifiCare's balances immediately prior to the disposition of the Utah HMO. Because the transaction occurred on September 30, 1998, the column entitled `PacifiCare, as Reported' does not include the assets acquired or liabilities assumed by the buyer.

(5) Consideration - Pro forma adjustments to reflect a capital contribution made by PacifiCare to bring the Utah HMO's net equity to $10 million, and a $700,000 loan made to the Utah HMO by PacifiCare to satisfy its obligation to increase the Utah HMO's statutory net equity. The sale of the Utah HMO was effected by the Stock Purchase Agreement dated July 6, 1998, and amended as of September 30, 1998, by and between PacifiCare Health Plan Administrators, Inc., a wholly owned subsidiary of the Company, and Elan Health Partners, LLC. Under the Agreement, all of the issued and outstanding shares of capital stock of the Utah HMO were assigned to the buyer for no consideration.

        (c) Exhibits.

            2.1 Stock Purchase Agreement dated July 6, 1998, by and between PacifiCare Health Plan Administrators, Inc. and Elan Health Partners, LLC. Incorporated by reference herein from Exhibit 2.1 to the Company's Current Report on Form 8-K filed October 7, 1998.

            2.2 First Amendment to Stock Purchase Agreement dated September 30, 1998, by and between PacifiCare Health Plan Administrators, Inc. and Elan Health Partners, LLC. Incorporated by reference herein from Exhibit 2.2 to the Company's Current Report on Form 8-K filed October 7, 1998.

            2.3 Second Amendment to Stock Purchase Agreement dated September 30, 1998, by and between PacifiCare Health Plan Administrators, Inc. and Elan Health Partners, LLC. Incorporated by reference herein from Exhibit 2.3 to the Company's Current Report on Form 8-K filed October 7, 1998.

            99.1 Press release of October 2, 1998, incorporated by reference herein from Exhibit 99.1 to the Company's Current Report on Form 8-K filed October 7, 1998.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                         PACIFICARE HEALTH SYSTEMS, INC.
                                  (Registrant)


Date: November 20, 1998                        By:  /s/  ROBERT B. STEARNS
      -----------------                            -----------------------------
                                                         Robert B. Stearns
                                                     Executive Vice President
                                                    and Chief Financial Officer
                                                   (Principal Financial Officer)


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